Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock, $0.01 par value, beneficially owned by each of them of YRC Worldwide Inc., a Delaware Corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of October, 2011.

DBD Cayman Holdings, Ltd.

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

DBD Cayman, Ltd.

by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TCG Holdings Cayman II, L.P.

by:	DBD Cayman, Ltd., its general partner
by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group Cayman Investment Holdings, L.P.

by:	TCG Holdings Cayman II, L.P., its general partner
by:	DBD Cayman, Ltd., its general partner
by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

TC Group CSP II, L.L.C.

by:	TC Group Cayman Investment Holdings, L.P., its managing member
by:	TCG Holdings Cayman II, L.P., its general partner
by:	DBD Cayman, Ltd., its general partner
by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

CSP II General Partner, L.P.

by:	TC Group CSP II, L.L.C., its general partner
by:	TC Group Cayman Investment Holdings, L.P., its managing member
by:	TCG Holdings Cayman II, L.P., its general partner
by:	DBD Cayman, Ltd., its general partner
by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

Carlyle Strategic Partners II, L.P.

by:	CSP II General Partner, L.P., its general partner
by:	TC Group CSP II, L.L.C., its general partner
by:	TC Group Cayman Investment Holdings, L.P., its sole shareholder
by:	TCG Holdings Cayman II, L.P., its general partner
by:	DBD Cayman, Ltd., its general partner
by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member

CSP II Coinvestment, L.P.

by:	CSP II General Partner, L.P., its general partner
by:	TC Group CSP II, L.L.C., its general partner
by:	TC Group Cayman Investment Holdings, L.P., its sole shareholder
by:	TCG Holdings Cayman II, L.P., its general partner
by:	DBD Cayman, Ltd., its general partner
by:	DBD Cayman Holdings, Ltd., its sole shareholder

by:	/s/ John Beczak,
attorney in fact for David M. Rubenstein
Name:	David M. Rubenstein
Title:	Ordinary Member